Exhibit 10.17


THIS WARRANT CERTIFICATE AND THE UNDERLYING SHARES OF COMMON STOCK REPRESENTED BY THIS WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, REGISTRATION UNDER SAID ACT.

Series C Warrant No. _________                               _____________, 2005



                              PHARMAFRONTIERS CORP.

                          COMMON STOCK PURCHASE WARRANT


     This Common Stock Purchase Warrant (the "Warrant") entitles ________________________ (including any successors or assigns, the "Holder"), for value received, to purchase from PHARMAFRONTIERS CORP., a Texas corporation (the "Company"), at any time and from time to time, subject to the terms and conditions set forth herein, during the period starting from 5:00 a.m. on the date hereof to 5:00 p.m., New York City time, on the "Expiration Date" (as defined in Section 1 below) immediately following which time this Warrant shall expire and become void, all or any portion of the "Warrant Shares" (as defined in Section 1 below) at the "Exercise Price" (as defined in Section 1 below). This Warrant is issued subject to the following terms and conditions:

     1. Definitions As used in this Warrant, the following terms shall have the respective meanings set forth in the Registration Agreement, below or elsewhere in this Warrant as referred to below:

     "Additional Shares" shall have the meaning given to it in Section 3.6.

     "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this Warrant, "control," when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Black Scholes Pricing Model" means the value determined using the Black Scholes pricing model and employing an interest rate equal to 30 day LIBOR on the day prior to valuation and a volatility equal to the volatility of the Common Stock for the 30 Trading Days prior to the date of valuation as reasonably determined by the Board of Directors; provided that if the Majority Holders disagree with such volatility, the Company and Largest Holder shall jointly select an appraiser who is experienced in such matters and the decision of such appraiser shall be final and conclusive, and the cost of such appraiser


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

shall be borne by the Company. "Majority Holders" means holders of outstanding Warrants representing the right to purchase a majority of the Common Stock issuable upon exercise of all outstanding Warrants. "Largest Holder" means that holder, who is a member of the objecting Majority Holders, and holds Warrants that entitle it to acquire more shares than any other holder who is in the objecting Majority Holders.

         "Bridge Notes" means the 15% convertible promissory notes issued by the Company that are outstanding on the Closing Date.

         "Business day" (whether such term is capitalized or not) means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York or the State of Texas are authorized or required by law or other governmental action to close.

         "Closing Date" shall have the meaning given to it in the Securities Purchase Agreement.

         "Common Stock" means the common stock, $0.05 par value per share, of the Company (including any securities into which or for which such shares may be exchanged for, or converted into, pursuant to any stock dividend, stock split, stock combination, recapitalization, reclassification, reorganization or other similar event occurring prior to the Closing Date).

         "Common Stock Equivalents" means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

         "Company" has the meaning set forth in the preamble hereof.

         "Exercise Price" means initially the Initial Exercise Price, as such amount may be adjusted from time to time pursuant to Section 3 hereof.

         "Expiration Date" means May __, 2010.

         "Floor Exercise Price" means $3.00 per share provided such amount shall be proportionately reduced for any stock split, stock dividend or similar corporate action and proportionately increased for any stock combination or similar corporate action.

         "Fundamental  Transaction"  has the  meaning  provided  in Section  3.4 herein.

         "Holder" has the meaning set forth in the preamble of hereof.

         "Initial Exercise Price" means $4.00 per share of Common Stock.

         "Nasdaq" means the Nasdaq Stock Market.

         "OTCBB" means the OTC Bulletin Board.


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


         "Person" (whether or not capitalized) means an individual, entity, partnership, limited liability company, corporation, association, trust, joint venture, unincorporated organization, and any government, governmental department or agency or political subdivision thereof.

         "Purchase Price" shall initially mean $1.50 per share but such amount shall be adjusted proportionately for any stock split, stock combination or stock dividend effected with respect to the Company's Common Stock.

         "Registration Rights Agreement" means that certain Registration Rights Agreement, dated as of the date hereof, as it may be amended from time to time, by and among the Company and the individuals named therein (the "Investors") including the initial Holder.

         "Repurchase Condition" means each of the following events:

                  (i) the Registration Statement shall have been declared effective and shall continue to be effective and available to each Holder for the duration of the Warrant Redemption Period (as defined in Section 4.1) and at all times thereafter through the Warrant Redemption Date (as defined in Section 4.1), and shall cover the number of shares of Common Stock required by the Registration Rights Agreement;

                  (ii) (x) the Common Stock shall be listed on the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market and trading in the Common Stock on such market or exchange shall not then be suspended, (y) the Company shall be in compliance, in all material respects, with each of the quantitative and qualitative listing standards and requirements (without regards to any specified grace periods) of such market, and (z) the Company shall not have received any notice (which has not subsequently been resolved before the applicable Repurchase Period) from such market that the Company may not be in such compliance; and

                  (iii) a Fundamental Transaction, or an event that with the giving of notice, would constitute a Fundamental Transaction, shall not have occurred and be continuing.

         "SEC" means the Securities and Exchange Commission.

         "Securities Purchase Agreement" means the Securities Purchase Agreement dated as of the date hereof, as it may be amended from time to time, by and among the Company and the individuals named therein including the initial Holder.

         "Series A Warrants," "Series B Warrants," and "Series C Warrants" mean all of those warrants issued by the Company under such titles concurrently with this Series C Warrant.

         "Trading Day" means a day on which the Common Stock is traded on a Trading Market.

         "Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the OTC Bulletin Board, the Nasdaq SmallCap Market, the American Stock Exchange, the New York Stock Exchange or the Nasdaq National Market.


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


         "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time);
(b) if the Common Stock is not then listed or quoted on a Trading Market and if prices for the Common Stock are then quoted on the OTC Bulletin Board, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers and reasonably acceptable to the Company.

          "Warrants" means the Series A Warrants, Series B Warrants and Series C Warrants.

         "Warrant Shares" means ____ [100% of the number of shares purchased by the Investor] shares of Common Stock, subject to adjustment in accordance with
Section 3 below.

          2.   Exercise of Warrant.

               2.1  Method of Exercise; Payment.

                    (a) Payment By Wire or Check. Subject to all of the terms and conditions hereof this Warrant may be exercised, in whole or in part, with respect to any or all of the Warrant Shares, at any time and from time to time, ending at 5:00 p.m., New York City Time, on the Expiration Date, by surrender of this Warrant to the Company at its principal office, accompanied by a subscription substantially in the form attached hereto, executed by the Holder and accompanied by (a) wire transfer of immediately available funds or (b) certified or official bank check payable to the order of the Company, in each case in the amount obtained by multiplying (i) the number of Warrant Shares for which the Warrant is being exercised, as designated in such subscription, by (ii) the Exercise Price. Thereupon, the Holder shall be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable Warrant Shares determined as provided for herein. Notwithstanding anything contained herein to the contrary, this Warrant may only be exercised by an "accredited investor" as defined in Rule 501(a) of Regulation D under the Securities Act of 1933.

                    (b) Cashless Exercise. If at any time after the first anniversary of the issuance of this Warrant there is no effective Registration Statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised at such time by means of a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:


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

                    (A) = the VWAP on the Trading Day immediately  preceding the date of such election;

                    (B) = the Exercise Price of this Warrant, as adjusted; and

                    (X) = the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

                    Holder  shall   exercise  the  Warrant  by  delivering   the
               documents required in Section 2.1(a) except that in lieu of wire or check the Holder shall deliver a notice that it is exercising its right to a cashless exercise. The date of the election shall be the date Company receives all of such documentation. Notwithstanding anything herein to the contrary, if there is no Registration Statement effective on the Expiration Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2.1(b).

               2.2 Exercise Limitations. The Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2.2 or otherwise, to the extent that after giving effect to such issuance after exercise, the Holder (together with the Holder's affiliates), as set forth on the applicable Notice of Exercise, would beneficially own in excess of 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such issuance. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 2(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act, it being acknowledged by Holder that the Company is not representing to Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and Holder is solely responsible for any schedules required to be filed in accordance therewith.

               To the extent that the limitation contained in this Section 2.2 applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder) and of which a portion of this Warrant is exercisable shall be in the sole discretion of such Holder, and the submission of a Notice of Exercise shall be deemed to be such Holder's determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. For purposes of this Section 2.2, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number


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


          of outstanding shares of Common Stock as reflected in (x) the Company's most recent Form 10-QSB or Form 10-KSB, as the case may be,
          (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company's Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of the Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The provisions of this Section 2.2 may be waived by the Holder, at the election of the Holder, upon not less than 61 days' prior notice to the Company, and the provisions of this Section 2.2 shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver).

               2.3 Delivery of Stock Certificates on Exercise. Certificates for shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder's prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission ("DWAC") system if the Company is a participant in such system (and so long as the legend may be removed in accordance with Section 5.2 of the Purchase Agreement), and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise within three Trading Days from the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant and payment of the aggregate Exercise Price as set forth above ("Warrant Share Delivery Date"). This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price.

               2.4  Shares  To Be Fully  Paid  and  Nonassessable.  All  Warrant
          Shares issued upon the exercise of this Warrant shall be duly authorized, validly issued, fully paid and nonassessable, free of all liens, taxes, charges and other encumbrances or restrictions on sale (other than those set forth herein).

               2.5 Issuance of New Warrants; Company Acknowledgment. Upon any partial exercise of this Warrant, the Company, at its expense, will forthwith and, in any event within three (3) business days, issue and deliver to the Holder a new warrant or warrants of like tenor, registered in the name of the Holder, exercisable, in the aggregate, for the balance of the Warrant Shares. Moreover, the Company shall, at the time of any exercise of this Warrant, upon the request of the Holder, acknowledge in writing its continuing obligation to afford to the Holder any rights to which the Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant; provided, however, that if the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to the Holder any such rights.


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


               2.6 Payment of Taxes and Expenses. The Company shall pay any recording, filing, stamp or similar tax which may be payable in respect of any transfer involved in the issuance of, and the preparation and delivery of certificates (if applicable) representing,
          (i) any Warrant Shares  purchased upon exercise of this Warrant and/or
          (ii) new or replacement warrants in the Holder's name or the name of any transferee of all or any portion of this Warrant.

               2.7 Rescission Rights. If the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 2 by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

               2.8 Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause
          (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

               2.9 No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the VWAP.


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


               2.10 Conditions. Notwithstanding any other provision of this Warrant, if the exercise of all or any portion of this Warrant is to be made in connection with a registered public offering, a sale of the Company or any other transaction or event, such exercise may, at the election of the Holder, be conditioned upon consummation of such transaction or event in which case such exercise shall not be deemed effective until the consummation of such transaction or event.

          3. Adjustment of Exercise Price and Warrant Shares. The Exercise Price and the number of Warrant Shares shall be subject to adjustment from time to time upon the happening of certain events as described in this Section 3.

               3.1 Subdivision or Combination of Stock. If at any time or from time to time after the date hereof, the Company shall subdivide (by way of stock dividend, stock split or otherwise) its outstanding shares of Common Stock, the Exercise Price in effect immediately prior to such subdivision shall be reduced proportionately and the number of Warrant Shares (calculated to the nearest whole share) shall be increased proportionately, and conversely, in the event the outstanding shares of Common Stock shall be combined (whether by stock combination, reverse stock split or otherwise) into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock
     (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted. The Exercise Price and the number of Warrant Shares, as so adjusted, shall become effective immediately after the effective date of such subdivision, combination or reclassification and readjusted in the same manner upon the happening of any successive event or events described in this Section 3.1.

               3.2  Adjustments

                    (a) Adjustment for Stock Dividends. If at any time after the date hereof, the Company shall declare a dividend or make any other distribution upon any class or series of stock of the Company payable in shares of Common Stock, the Exercise Price in effect immediately prior to such declaration or distribution shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted. Any adjustment made pursuant to this Section 3.2(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution be readjusted in the same manner upon the happening of any successive event or events described in this
               Section 3.2.



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

                    (b) Adjustments for Other Dividends and Distributions. In the event the Company at any time or from time to time after the date hereof shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company (other than shares of Common Stock) or in cash or other property, then and in each such event provision shall be made so that the Holder shall receive upon exercise hereof, in addition to the number of shares of Common Stock issuable hereunder, the kind and amount of securities of the Company and/or cash and other property which the Holder would have been entitled to receive had this Warrant been exercised into Common Stock on the date of such event and had the Holder thereafter, during the period from the date of such event to and including the exercise date, retained any such securities receivable, giving application to all adjustments called for during such period under this
               Section 3 with respect to the rights of the Holder.

               3.3 Adjustments for Reclassifications. If the Common Stock issuable upon the conversion of this Warrant shall be changed into the same or a different number of shares of any class(es) or series of stock and/or the right to receive property, whether by reclassification or otherwise (other than an adjustment under Sections 3.1 and 3.2 or a merger, consolidation, or sale of assets provided for under Section 3.4), then and in each such event, the Holder hereof shall have the right thereafter to convert each Warrant Share into the kind and amount of shares of stock and other securities and property receivable upon such reclassification, or other change by holders of the number of shares of Common Stock into which such Warrant Shares would have been convertible immediately prior to such reclassification or change, all subject to successive adjustments thereafter from time to time pursuant to and in accordance with, the provisions of this Section 3.

               3.4 Fundamental Transaction. If, at any time while this Warrant is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder,
     (a) upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event or (b) if the Company is acquired in an all cash transaction, cash equal to the value of this

     Warrant determined using the Black Scholes Pricing Model as of the date of the acquisition. For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder's right to exercise such warrant into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 3.4 and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

          3.5 Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any such transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of Common Stock and other securities and property receivable upon the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such Common Stock or other securities, including, in the case of any such transfer, the Person acquiring all or substantially all of the properties or assets or more than 50% of the voting capital stock of the Company (whether issued and outstanding, newly issued or from treasury or any combination thereof), whether or not such Person shall have expressly assumed the terms of this Warrant.

          3.6  Antidilution Adjustment.

               (a) If prior to the third anniversary of the date hereof, the Company or any subsidiary thereof, as applicable, at any time this Warrant is outstanding shall issue shares of Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock, at a price per share (determined, reduced and adjusted in accordance with Section 3.6(c)(v) below) less than the then current Purchase Price (if the holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights issued in connection with such issuance, be entitled to receive shares of Common Stock at a price less than the Purchase Price, such issuance shall be deemed to have occurred for less than the Purchase Price) then, the Exercise Price shall be reduced to equal $3.00. Such adjustment shall be made whenever such Common Stock or

          Common Stock Equivalents are issued. The Company shall notify the Holder in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalent subject to this section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms.

               (b)  If either

                    (i) prior to the third anniversary of the date hereof, the Company or any subsidiary thereof, as applicable, at any time this Warrant is outstanding shall issue shares of Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock, at a price per share (determined, reduced and adjusted in accordance with Section 3.6(c)(v) below) less than the then current Exercise Price but greater than the then current Purchase Price (if the holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights issued in connection with such issuance, be entitled to receive shares of Common Stock at a price less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price), or

                    (ii) after the third  anniversary  of the date  hereof,  the
               Company or any subsidiary thereof, as applicable, at any time this Warrant is outstanding shall issue shares of Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock, at a price per share (determined, reduced and adjusted in accordance with Section 3.6(c)(v) below) less than the then current Exercise Price (if the holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights issued in connection with such issuance, be entitled to receive shares of Common Stock at a price less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price), then, the Exercise Price shall be reduced to equal the product of the then effective Exercise Price times a fraction determined as follows:

                    (x) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock which the aggregate consideration received by the Company for the newly issued shares of Common Stock or Common Stock Equivalents would purchase at the then current Exercise Price, and

                    (y) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the actual number of shares of Common Stock or Common Stock Equivalents newly issued.

               Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. The Company shall notify the Holder in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalent subject to this section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms.

               Notwithstanding the foregoing paragraphs 3.6(a) and 3.6(b), the Exercise Price shall not be reduced below the Floor Exercise Price by operation of this Section 3.6.

               (c)  For  purposes  of  this   subsection   3.6,  the   following
          subsections shall also be applicable:

                    (i) Issuance of Rights or Options. In case at any time the Company shall in any manner grant (directly and not by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus (y) the aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus (z), in the case of such Options which relate to Convertible Securities, the aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Purchase Price or Exercise Price, as applicable, in effect immediately prior to the time of the granting of such Options, then the total number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Exercise Price. Except as otherwise provided in subsection 3.6(c)(iii), no adjustment of the Exercise Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                    (ii) Issuance of Convertible Securities. In case the Company shall in any manner issue (directly and not by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus (y) the aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Purchase Price or Exercise Price, as applicable, in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Exercise Price, provided that (a) except as otherwise provided in subsection 3.6(c)(iii), no adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities and (b) no further adjustment of the Exercise Price shall be made by reason of the issue or sale of Convertible Securities upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Exercise
               Price have been made pursuant to the other provisions of subsection 3.6. If the Company issues a variable rate security, despite the prohibition thereon in the Securities Purchase Agreement, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised in the case of a Variable Rate Transaction (as defined in the Securities Purchase Agreement).

                    (iii) Change in Option Price or  Conversion  Rate.  Upon the
               happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subsection 3.6(c)(i) hereof, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subsections 3.6(c)(i) or 3.6(c)(ii), or the rate at which Convertible Securities referred to in subsections 3.6(c)(i) or 3.6(c)(ii) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such event shall forthwith be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. On the termination of any Option for which any adjustment was made pursuant to this subsection 3.6 or any right to convert or exchange Convertible Securities for which any adjustment was made pursuant to this subsection 3.6 (including without limitation upon the redemption or purchase for consideration of such Convertible Securities by the Company), the Exercise Price then in effect hereunder shall forthwith be changed to the Exercise Price which would have been in effect at the time of such termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.

                    (iv)  Stock  Dividends.  Subject to the  provisions  of this
               Section 3.6, in case the Company shall declare a dividend or make any other distribution upon any stock of the Company (other than the Common Stock) payable in Common Stock, Options or Convertible Securities, then any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                    (v) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor, after deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Company, after deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the

               Company. If Common Stock, Options or Convertible Securities shall be issued or sold by the Company and, in connection therewith, other Options or Convertible Securities (the "Additional Rights") are issued, then the consideration received or deemed to be received by the Company shall be reduced by the fair market value of the Additional Rights (as determined using the Black-Scholes Pricing Model as of the date received).

                    (vi) Record Date. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them
               (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

               (d) Notwithstanding the foregoing, no adjustment will be made under this Section 3.6 in respect of: (i) the issuance of securities upon the exercise or conversion of any Common Stock Equivalents issued by the Company prior to the Closing Date (but this Section 3.6 will apply to any amendments, modifications, and reissuances thereof and as a result of any changes, resets or adjustments to a Conversion or Exchange Price thereunder whether or not as a result of any amendment, modification or reissuance), (ii) the issuance of Common Stock or Common Stock Equivalents pursuant to the agreement dated December 1, 2004 with Lippert Heilshorn & Associates, an agreement dated January 8, 2005 with Blausen and Associates, and the Financing and Strategic Advisory Agreement dated June 12, 2004 and the Placement Agent Agreement with Sanders Morris Harris, and any amendments to the foregoing and any other placement agent agreement, approved by a majority of the Board of Directors, (iii) Common Stock issued or deemed to be issued upon approval of a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, pursuant to options or similar awards to employees, directors, and consultants pursuant to the Company's 2004 Stock Incentive Plan or any successor plan similarly approved, as may be amended from time to time, (iv) Common Stock issued or deemed to be issued to any bank or equipment lessor in connection with a financing or equipment lease, (v) Common Stock issued or deemed to be issued as a result of a reduction in the exercise price of any of the Series A Warrants, the Series B Warrants or Series C Warrants, (vi) issuance of Common Stock, at a value of $1.50 per share, Series A Warrants, Series B Warrants and/or Series C Warrants and up to 20,000 additional shares per $100,000 of principle (or such additional number of shares as approved by a majority of the Board of Directors) to holders of Bridge Notes in exchange for the Bridge Notes and Bridge Warrants in a transaction approved by a majority of the members of the Board of Directors as permitted by the Securities Purchase Agreement, (vii) the issuance of Common Stock or Common Stock Equivalents pursuant to the

          Amended and Restated License Agreement dated December 30, 2004 with the University of Chicago, including any amendments thereto, (viii) Common Stock issued or deemed to be issued pursuant to a "Strategic Transaction" approved by a majority of the Board of Directors. A "Strategic Transaction" shall mean (x) any transaction with an acquiror, acquisition target company or merger partner, or (y) a joint venture, corporate alliance, research agreement or licensing transaction with respect to one or more technologies, assets, compounds, compound families, and/or products or product candidates, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities; or (ix) shares issued to purchasers in a Second Offering as provided for in the Securities Purchase Agreement including shares issuable to such purchasers upon exercise of Warrants issued in the Second Offering.

          3.7 Company Reduction of Exercise Price. The Company may, at any time and in its sole discretion, reduce the Exercise Price to any amount for any period deemed appropriate by a majority of the Company's Board of Directors.

          3.8 Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to this Section 3, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

          3.9 Minimum Adjustment of Exercise Price. If the amount of any adjustment of the Exercise Price required pursuant to this Section 3 would be less than one-tenth (1/10) of one percent (1%) of the Exercise Price in effect at the time such adjustment is otherwise so required to be made, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least one tenth (1/10) of one percent (1%) of such Exercise Price. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

          3.10 Certificate as to Adjustments. The Company shall notify the Holder in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalents subject to this section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms (such notice the "Dilutive Issuance Notice"). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 3.9, upon the occurrence of any Dilutive Issuance, after the date of such Dilutive Issuance the Holder is entitled to receive a number of Warrant Shares based upon the adjusted Exercise Price regardless of whether the Holder accurately refers to the adjusted Exercise Price in the Notice of Exercise.

     4.   Company's Right To Redeem the Warrant.

          4.1 Redemption Price. After the third anniversary of the Closing Date, the Warrant will be redeemable at the option of the Company, in whole but not in part (a "Warrant Redemption"), at any time after the VWAP of the Common Stock equals or exceeds $7.00 (as adjusted for any stock splits, stock dividends or stock combinations after the date hereof) on each Trading Day occurring during any period of 15 consecutive Trading Days; provided, however, that the Repurchase Condition must be satisfied during the Redemption Period and at all times thereafter through the date on which such Warrants are redeemed (the "Warrant Redemption Date"). The redemption price will be equal to $0.05 per Warrant Share (the "Warrant Redemption Price"), payable in cash.

          4.2 Notice of Redemption and Payment. The Company shall deliver, in accordance with the notice delivery provisions of the Purchase Agreement, notice of a Warrant Redemption (a "Warrant Redemption Notice") to each Holder, not less than 30 nor more than 60 days prior to the date fixed in such notice as the Warrant Redemption Date. Such notice shall state (i) that the Company has elected to redeem the Warrant, as specified in such notice, (ii) the Warrant Redemption Price, (iii) the effective date of the redemption (the "Warrant Redemption Date"), and (iv) any other information required by applicable law to be included therein. A Warrant Redemption Notice, once delivered by the Company, shall be irrevocable. On or after the Warrant Redemption Date, the Holder shall deliver this Warrant to the Company at the place designated in the Warrant Redemption Notice and, immediately upon such delivery, the Company shall pay the Warrant Redemption Price to the Holder by wire transfer of immediately available funds to such account as the Holder shall designate in writing prior to the Warrant Redemption Date. If the amount to be paid to Holder is less than $25,000, Company may pay such amount by mailing a Company check.

          4.3 Right To Exercise Until Warrant Redemption Date. If a Warrant Redemption Notice has been given pursuant to this Section 4, the Holder may, prior to the close of business on the Warrant Redemption Date, provide the Company with a Notice of Exercise pursuant to Section 2 above with respect to the exercise of any or all of the Warrants to be redeemed; if Holder properly exercises this Warrant pursuant to Section 2, then such redemption shall not become effective as to such Warrants to be exercised, and such exercise shall become effective as provided in Section 2 above. If the Holder fails to properly exercise the Warrant prior to the Warrant Redemption Date, the Warrant will be deemed null and void and to represent only the right to payment of the five cents ($0.05).

     5. Registration Rights. The initial holders of the Warrant Shares shall be entitled to the registration rights and other rights applicable to such shares provided by the Registration Rights Agreement.

     6. Notices of Record Date. Upon (a) any establishment by the Company of a record date of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or right or option to acquire securities of the Company, or any other right, or (b) any capital reorganization, reclassification, recapitalization, merger or consolidation of the Company with or into any other Person, any transfer of all or substantially all the assets of the Company, or any voluntary or involuntary dissolution, liquidation or winding up of the Company, or the sale, in a single transaction, of a majority of the Company's voting stock (whether newly issued, or from treasury, or previously issued and then outstanding, or any combination thereof), the Company shall mail to the Holder at least fifteen (15) business days, or such longer period as may be required by law, prior to the record date specified therein and at least fifteen
(15) business days prior to the date specified in clause (ii) or (iii) hereof, a notice (but only to the extent such disclosure would not result in the dissemination of material, non-public information to the Holder) specifying (i) the date established as the record date for the purpose of such dividend, distribution, option or right and a description of such dividend, distribution, option or right, (ii) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up, or sale is expected to become effective and (iii) the date, if any, fixed as to when the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up. Nothing herein shall prohibit the Holder from exercising this Warrant during the fifteen (15) business day period commencing on the date of such notice.

     7. Exchange of Warrant. Subject to the provisions of Section 8 hereof (if and to the extent applicable), this Warrant shall be exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for new warrants of like tenor, each registered in the name of the Holder or, subject to compliance with applicable federal and state securities laws, in the name of such other Persons as the Holder may direct (upon payment by the Holder of any applicable transfer taxes). Each of such new warrants shall be exercisable for such number of Warrant Shares as the Holder shall direct, provided that all of such new warrants shall represent, in the aggregate, the right to purchase the same number of Warrant Shares and cash, securities or other property, if any, which may be purchased by the Holder upon exercise of this Warrant at the time of its surrender.

     8.   Transfer Provisions, etc.

          8.1 Legends. Each certificate representing any Warrant Shares issued upon exercise of this Warrant, and of any shares of Common Stock into which such Warrant Shares may be converted, shall bear the legend, if any, as may be required by the Securities Purchase Agreement.

          8.2  Mechanics of Transfer.

               (a) Any transfer of all or any portion of this Warrant (and the Warrant Shares), or of any interest herein or therein, that is otherwise in compliance with applicable law shall be effected by surrendering this Warrant to the Company at its principal office, together with a duly executed form of assignment, in the form attached hereto. In the event of any such transfer of this Warrant, subject to compliance with applicable federal and state securities laws, the Company shall issue a new warrant or warrants of like tenor to the transferee(s), representing, in the aggregate, the right to purchase the same number of Warrant Shares and cash, securities or other property, if any, which may be purchased by the Holder upon exercise of this Warrant at the time of its surrender, in accordance with
          Section 2 hereof.

               (b) In the event of any transfer of all or any portion of this Warrant in accordance with Section 8.2(a) above, the Company shall issue (i) a new warrant of like tenor to the transferee, representing the right to purchase the number of Warrant Shares, and cash, securities or other property, if any, which were purchasable by the Holder of the transferred portion of this Warrant at the time of said transfer, and (ii) a new warrant of like tenor to the Holder, representing the right to purchase the number of Warrant Shares, if any, and cash, securities or other property, if any, purchasable by the Holder of the un-transferred portion of this Warrant. Until this Warrant or any portion thereof is transferred on the books of the Company, the Company may treat the Holder as the absolute holder of this Warrant and all right, title and interest therein for all purposes, notwithstanding any notice to the contrary.

          8.3 No Restrictions on Transfer. Subject to compliance with applicable federal and state securities laws, this Warrant and any portion hereof, the Warrant Shares and the rights hereunder may be transferred by the Holder in its sole discretion at any time and to any Person or Persons, including without limitation Affiliates and affiliated groups of such Holder, without the consent of the Company.

          8.4 Warrant Register. The Company shall keep at its principal office a register for the registration, and registration of transfers, of the Warrants. The name and address of each Holder of one or more of the Warrants, each transfer thereof and the name and address of each transferee of one or more of the Warrants shall be registered in such register. The Company shall give to any Holder of a Warrant promptly upon request therefor, a complete and correct copy of the names and addresses of all registered Holders of the Warrants.

     9. Lost, Stolen or Destroyed Warrant. Upon receipt by the Company of evidence satisfactory to it of loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of a customary affidavit of the Holder and customary unsecured indemnity agreement, or, in the case of mutilation, upon surrender of this Warrant, the Company at its expense will execute and deliver, or will instruct its transfer agent to execute and deliver, a new Warrant of like tenor and date and representing the same rights represented by such lost, stolen, destroyed or mutilated warrant and any such lost, stolen, mutilated or destroyed Warrant thereupon shall become void.

     10.  General.

          10.1 Authorized Shares, Reservation of Shares for Issuance. At all times while this Warrant is outstanding, the Company shall maintain its corporate authority to issue, and shall have authorized and reserved for issuance upon exercise of this Warrant, such number of shares of Common Stock, and any other capital stock or other securities as shall be sufficient to perform its obligations under this Warrant (after giving effect to any and all adjustments to the number and kind of Warrant Shares purchasable upon exercise of this Warrant). The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

          10.2 No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities, sale or other transfer of any of its assets or properties, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder hereunder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor on such exercise, (b) will take all action that may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

          10.3 No Rights as Stockholder. Except as provided herein, the Holder shall not be entitled to vote or to receive dividends or to be deemed the holder of Common Stock that may at any time be issuable upon exercise of this Warrant for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the Holder any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings (except to the extent otherwise provided in this Warrant), or to receive dividends or subscription rights, until the Holder shall have exercised this Warrant and been issued Warrant Shares in accordance with the provisions hereof and continues to hold Warrant Shares.

          10.4 Notices. Any notices, reports or other correspondence (hereinafter collectively referred to as "correspondence") required or permitted to be given hereunder shall be sent by postage prepaid first class mail, overnight courier or facsimile transmission, or delivered by hand to the party to whom such correspondence is required or permitted to be given hereunder. The date of giving any notice shall be the date of its actual receipt.

               (a) All correspondence to the Company shall be addressed as follows:

                    PharmaFrontiers Corp.
                    2408 Timberloch, Suite B-7
                    The Woodlands, Texas 77380
                    Attn:  Chief Financial Officer

                    with a copy to:

                    Vinson & Elkins LLP
                    First City Tower
                    1001 Fannin Street, Suite 2300
                    Houston, Texas 77002
                    Attn:  Michael C. Blaney

               (b) All correspondence to the Holder shall be addressed to the Holder at its address appearing in the books maintained by the Company.

          10.5 Amendment and Waiver. This Warrant may only be amended upon the written consent of the Company and Holder. No failure or delay of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. If the Company fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

          10.6 Governing Law. This Warrant will be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The parties hereto hereby submit to the jurisdiction of the United States federal and state courts located in the State of New York with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby..

          10.7 Covenants To Bind Successor and Assigns. All covenants, stipulations, promises and agreements in this Warrant contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

          10.8 Severability. In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          10.9 Construction. The definitions of this Warrant shall apply equally to both the singular and the plural forms of the terms defined. Wherever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The section and paragraph headings used herein are for convenience of reference only, are not part of this Warrant and are not to affect the construction of or be taken into consideration in interpreting this Warrant.

          10.10 Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. In any action or proceeding brought to enforce any provision of this Warrant or where any provision hereof is validly asserted as a defense, the successful party to such action or proceeding shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

                           [SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, the Company has executed this Common Stock Purchase Warrant as of the date first written above.



                                          COMPANY:

                                          PHARMAFRONTIERS CORP.



                                          By:
                                             -----------------------------------
                                          Name: David B. McWilliams, President

                                   NOTICE AND
                                  SUBSCRIPTION


To:  PharmaFrontiers Corp.
     2408 Timberloch, Suite B-7
     The Woodlands, Texas 77380

     The undersigned hereby elects to exercise the right of purchase represented by the attached Warrant for, and to exercise thereunder, __________ shares of Common Stock, of PHARMAFRONTIERS CORP., a Texas corporation (the "Company"), and tenders herewith payment of $__________, representing the aggregate purchase price for such shares based on the price per share provided for in such Warrant. Such payment is being made in accordance with Section 2.1(a) of the attached Warrant.

     The undersigned hereby represents and warrants as follows:

     (a) the undersigned is acquiring such shares of Common Stock for its own account for investment and not for resale or with a view to distribution thereof in violation of the Securities Act of 1933, as amended, and the regulations promulgated thereunder (the "Securities Act"); and

     (b) the undersigned is an "accredited investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act and was not organized for the purpose of acquiring the Warrant or such shares of Common Stock. The undersigned's financial condition is such that it is able to bear the risk of holding such securities for an indefinite period of time and the risk of loss of its entire investment. The undersigned has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company.

     Please issue a certificate or certificates for such shares of Common Stock in the following name or names and denominations and deliver such certificate or certificates to the person or persons listed below at their respective address set forth below:

     -------------------------------------

     -------------------------------------

     -------------------------------------

     -------------------------------------


     If said number of shares of Common Stock shall not be all the shares of Common Stock issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the undersigned for the remaining balance of such shares of Common Stock less any fraction of a share of Common Stock paid in cash pursuant to Section 2.4 of the attached warrant.

Dated:
      ----------------              --------------------------------
                                    Signature

     The undersigned PharmaFrontiers Corp. hereby acknowledges receipt of this Notice and Subscription and authorizes issuance of the shares of Common Stock described above.

PharmaFrontiers Corp.


By:
   --------------------------------
Title:
      -----------------------------
Date:
     ------------------------------

                               FORM OF ASSIGNMENT

                   (To be executed upon assignment of Warrant)

     For  value  received,   __________________________________   hereby  sells,
assigns and transfers unto __________________ the attached Warrant [__% of the attached Warrant], together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________ attorney to transfer said Warrant [said percentage of said Warrant] on the books of PHARMAFRONTIERS CORP., a Texas corporation, with full power of substitution in the premises.

     If not all of the attached Warrant is to be so transferred, a new Warrant is to be issued in the name of the undersigned for the balance of said Warrant.

     The undersigned hereby agrees that it will not sell, assign, or transfer the right, title and interest in and to the Warrant unless applicable federal and state securities laws have been complied with.


Dated:
      ----------------              --------------------------------
                                    Signature


                                       1